UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

VERIGY LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view this material, have the 12-digit Control #’(s) available and visit: www.investorEconnect.com If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 3/26/08. To request material: Internet: www.investorEconnect.com Telephone: 1-800-579-1639 **Email: sendmaterial@investorEconnect.com The following materials are available for view: Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 4/15/08. **If requesting material by e-mail please send a blank e-mail with the 12 Digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. Proxy Statement and Annual Report BROADRIDGE 51 MERCEDES WAY EDGEWOOD, NY 11717 1-BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXX40 2-FINANCIAL SOLUTIONSXXXXXXXXXXXXXXXXXX40 3-ATTENTION:XXXXXXXXXXXXXXXXXXXXXXXXXX40 4-TEST PRINT 5-51 MERCEDES WAY 6-EDGEWOOD, 7-NY 8-11717 1 OF 2 12 915 1234567123456712345671234567123456712345671234567 Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. To vote now by Internet, go to WWW.PROXYVOTE.COM. Please refer to the proposals and follow the instructions. Vote By Internet Vote In Person VERIGY B A R C O D E 12345671234567123456712345671234567123456712345671234567 P99999-010 12 15 # OF # PAGE A (OF DUPLEX A/B) B1VRG1

Meeting Type: Annual Meeting Location: Hyatt Regency San Francisco Airport Meeting Date: 4/15/08 1333 Bayshore Highway  Meeting Time: 9:00 a.m. Pacific Time Burlingame, California 94010, U.S.A. For holders as of: 2/19/08 B1VRG2 THIS AREA RESERVED FOR LANGUAGE PERTAINING TO HOUSEHOLDING IF APPLICABLE. P99999-010 12 15 # OF # PAGE B (OF DUPLEX A/B)

Voting items The Board of Directors unanimously recommends a vote FOR the Board nominees (Proposals No. 1 through 5) and FOR Proposals No. 6 through 12. This Proxy Card, when properly executed, will be voted as specified below. This Proxy Card will be voted FOR the Board nominees (Proposals No. 1 through 5) and FOR Proposals No. 6 through 12 if no specification is made. To re-elect Mr. C. Scott Gibson as a Class I 01 - director of the Board of Directors. To re-elect Mr. Eric Meurice as a Class I director 02 - of the Board of Directors. To re-elect Dr. Claudine Simson as a Class I 03 - director of the Board of Directors. To re-elect Mr. Edward Grady as a Class II 04 - director of the Board of Directors. To re-elect Mr. Steven Berglund as a Class III 05 - director of the Board of Directors. To approve the re-appointment of 06 - PricewaterhouseCoopers to serve as the independent Singapore auditor for the fiscal year ending October 31, 2008, and to authorize the Board of Directors to fix PricewaterhouseCoopers’ remuneration. To approve the pro rata payment for services 07 - rendered by Edward Grady and Steven Berglund as nonemployee directors of Verigy, Ltd. from their dates of appointment through the 2008 Annual General Meeting of Shareholders. 08 - To approve and authorize: (i) cash compensation to current non-employee directors for services rendered through the 2009 Annual General Meeting of Shareholders; (ii) pro rated cash compensation to any new non- employee directors who may be appointed after our 2008 Annual General Meeting of Shareholders and before our 2009 Annual General Meeting of Shareholders; and (iii) additional cash compensation for the Lead Independent Director and to any director who acts as chairman of our Audit, Compensation, and Nominating and Governance Committees for services rendered through the 2009 Annual General Meeting of Shareholders. 09 - To approve and authorize cash compensation to Mr. C. Scott Gibson for his services as the Lead Independent Director for the period of approximately nine months, from July 10, 2007, the date of his appointment as the Lead Independent Director, through the 2008 Annual General Meeting of Shareholders on April 15, 2008. 10 - To approve the amendments to the Verigy 2006 Equity Incentive Plan. CONTROL # 0000 0000 0000 BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXX-40 FINANCIAL SOLUTIONS ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 B A R C O D E 123456789012123456789012123456789012123456789012123456789012123456789012123456789012123456789012123456789012123456789012123456789012123456789012 Acct # XXXXXXXXXXXXX SHARES XXXXXXXXXXX Cusip P99999-010 12 15 # OF # 1234567812345678123456781234567812345678123456781234567812345678 B1VRG3 PAGE C (OF DUPLEX C/D)

Voting items Continued 11 - To approve the authorization for the Board of Directors to allot and issue ordinary shares. 12 - To approve the Share Purchase Mandate authorizing our purchase or acquisition of our issued ordinary shares. IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. WE WISH TO CALL YOUR ATTENTION TO THE FACT THAT FOR THIS MEETING UNDER THE RULES OF THE NYSE, WE CANNOT VOTE YOUR SECURITIES ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING WITHOUT YOUR SPECIFIC INSTRUCTIONS. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY FOR ONE OR MORE OF THE MATTERS MAY BE GIVEN AT THE DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING, ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY FOR ONE OR MORE OF THE MATTERS, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND THE MATTER(S) BEFORE THE MEETING MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET, AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING. WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN ON THOSE MATTERS, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE. IF YOUR SECURITIES ARE HELD IN THE NAME OF A BANK, WE REQUIRE YOUR INSTRUCTIONS ON ALL MATTERS TO BE VOTED ON AT THE MEETING. Voting Instructions B1VRG4 P99999-010 12 15 # OF # PAGE D (OF DUPLEX C/D)